Exhibit 99.2

Quarterly Statistical Information

	2010
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	203,003				203,003
Premium and Specialty UFS Volume (short tons)	108,815				108,815
Market Pulp Volume (short tons)	18,558				18,558
Medium Volume (short tons)	31,823				31,823
Commodity UFS Mill Net Sales Price ($/short ton)	$899				$899
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$1,020				$1,020
Market Pulp Mill Net Sales Price ($/short ton)	$496				$496
Medium Mill Net Sales Price ($/short ton)	$408				$408
Depreciation & Amortization (000)	$21,469				$21,469
Capital Spending (000)	$9,917				$9,917

Packaging
Linerboard Sales Volume (short tons)	138,561				138,561
Segment Linerboard Sales Volume (short tons)	61,878				61,878
Corrugated Containers and Sheets Sales Volume (mmsf)	1,616				1,616
Newsprint Sales Volume (short tons)	53,572				53,572
Linerboard Mill Net Sales Price ($/short ton)	$364				$364
Segment Linerboard Mill Net Sales Price ($/short ton)	$296				$296
Corrugated Containers and Sheets Net Sales Price ($/msf)	$53				$53
Newsprint Mill Net Sales Price ($/short ton)	$442				$442
Depreciation & Amortization (000)	$9,696				$9,696
Capital Spending (000)	$3,372				$3,372

Total Company
EBITDA (000) (a)	$29,261				$29,261
EBITDA Excluding Special Items (000) (a)	$54,916				$54,916
Net Income (Loss) Per Share: Basic	$(0.16)				$(0.16)
Net Income (Loss) Per Share: Diluted	$(0.16)				$(0.16)

(a)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	205,770	209,022	220,115	208,713	843,620
Premium and Specialty UFS Volume (short tons)	97,399	105,570	104,761	99,866	407,596
Market Pulp Volume (short tons)	6,386	11,461	18,851	21,513	58,211
Medium Volume (short tons)	30,120	30,440	34,558	31,382	126,500
Commodity UFS Mill Net Sales Price ($/short ton)	$949	$924	$908	$904	$921
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$1,050	$1,026	$1,010	$1,000	$1,021
Market Pulp Mill Net Sales Price ($/short ton)	$383	$357	$412	$495	$429
Medium Mill Net Sales Price ($/short ton)	$469	$429	$403	$376	$418
Depreciation & Amortization (000)	$21,346	$21,099	$21,171	$21,524	$85,140
Capital Spending (000)	$9,091	$11,259	$14,557	$16,143	$51,050

Packaging
Linerboard Sales Volume (short tons)	109,701	134,037	148,727	149,658	542,123
Segment Linerboard Sales Volume (short tons)	38,202	54,212	76,511	83,756	252,681
Corrugated Containers and Sheets Sales Volume (mmsf)	1,418	1,444	1,553	1,548	5,963
Newsprint Sales Volume (short tons)	60,120	28,190	52,463	58,085	198,858
Linerboard Mill Net Sales Price ($/short ton)	$427	$383	$340	$333	$366
Segment Linerboard Mill Net Sales Price ($/short ton)	$352	$302	$284	$293	$301
Corrugated Containers and Sheets Net Sales Price ($/msf)	$60	$59	$58	$54	$58
Newsprint Mill Net Sales Price ($/short ton)	$588	$434	$378	$411	$459
Depreciation & Amortization (000)	$9,656	$10,778	$10,676	$11,122	$42,232
Capital Spending (000)	$7,403	$6,465	$2,597	$6,622	$23,087

Total Company
EBITDA (000) (a)	$52,723	$130,633	$127,989	$84,335	$395,680
EBITDA Excluding Special Items (000) (a)	$58,562	$52,961	$66,195	$54,385	$232,103
Net Income (Loss) Per Share: Basic	$(0.01)	$0.65	$0.61	$0.70	$1.96
Net Income (Loss) Per Share: Diluted	$(0.01)	$0.60	$0.57	$0.66	$1.85

(a)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Jan 1 - Feb 21	Feb 22 - Mar 31	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	164,330	100,138	264,468	223,707	229,964	214,741	932,880
Premium and Specialty UFS Volume (short tons)	71,369	53,932	125,301	126,509	133,679	117,649	503,138
Market Pulp Volume (short tons)	20,524	13,132	33,656	38,328	34,898	14,800	121,682
Medium Volume (short tons)	18,904	14,838	33,742	34,980	34,681	33,418	136,821
Commodity UFS Mill Net Sales Price ($/short ton)	$840	$865	$849	$901	$930	$944	$903
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$933	$936	$935	$966	$997	$1,015	$978
Market Pulp Mill Net Sales Price ($/short ton)	$535	$568	$548	$543	$496	$421	$516
Medium Mill Net Sales Price ($/short ton)	$454	$454	$454	$455	$484	$516	$477
Depreciation & Amortization (000) (b)	$348	$7,120	$7,468	$18,942	$24,074	$21,525	$72,009
Capital Spending (000)	$5,000	$2,536	$7,536	$11,671	$15,317	$13,232	$47,756

Packaging
Linerboard Sales Volume (short tons)	83,538	30,521	114,059	137,329	137,915	140,169	529,472
Segment Linerboard Sales Volume (short tons)	36,484	11,612	48,096	66,369	61,726	54,195	230,386
Corrugated Containers and Sheets Sales Volume (mmsf)	914	640	1,554	1,562	1,616	1,519	6,251
Newsprint Sales Volume (short tons)	56,358	29,315	85,673	105,175	97,150	94,324	382,322
Linerboard Mill Net Sales Price ($/short ton)	$423	$423	$423	$417	$429	$460	$433
Segment Linerboard Mill Net Sales Price ($/short ton)	$399	$386	$396	$394	$392	$406	$397
Corrugated Containers and Sheets Net Sales Price ($/msf)	$55	$56	$55	$56	$58	$61	$57
Newsprint Mill Net Sales Price ($/short ton)	$494	$512	$500	$544	$594	$643	$571
Depreciation & Amortization (000) (b)	$53	$5,213	$5,266	$12,995	$6,274	$10,585	$35,120
Capital Spending (000)	$5,173	$7,392	$12,565	$13,066	$7,487	$15,553	$48,671

Total Company
EBITDA (000) (c)	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
EBITDA Excluding Special Items (000) (c)	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124
Net Income (Loss) Per Share Basic and Diluted	N/A	$(0.26)	N/A	$(0.23)	$0.06	$(0.20)	N/A

(a)	This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

(b)	See appendix for the detail of the decreased depreciation and amortization costs for the Predecessor for the period January 1 through February 21, 2008.

(c)	Reconciliation of net income (loss) (a GAAP measure) to EBITDA and EBITDA to EBITDA excluding special items are provided as an appendix.

Appendix

Other Financial Measures

(dollars in thousands)

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter for 2010:

	2010
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(12,685)				$(12,685)
Change in fair value of interest rate derivatives	29				29
Interest expense	16,445				16,445
Interest income	(37)				(37)
Income tax provision (benefit)	(6,622)				(6,622)
Depreciation, amortization, and depletion	32,131				32,131
EBITDA	$29,261				$29,261
The following table reconciles EBITDA to EBITDA excluding special items by quarter for 2010:
	2010
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
EBITDA	$29,261				$29,261
St. Helens mill restructuring	128				128
Change in fair value of energy hedges	3,330				3,330
Loss on extinguishment of debt	22,197				22,197
EBITDA excluding special items	$54,916				$54,916

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter and for the year ended December 31, 2009:

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(916)	$50,883	$48,155	$55,720	$153,842
Change in fair value of interest rate derivatives	132	(627)	(125)	52	(568)
Interest expense	22,154	21,389	21,436	18,284	83,263
Interest income	(54)	(91)	(130)	(92)	(367)
Income tax provision (benefit)	(565)	26,187	25,737	(23,349)	28,010
Depreciation, amortization, and depletion	31,972	32,892	32,916	33,720	131,500
EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680

The following table reconciles EBITDA to EBITDA excluding special items by quarter and for the year ended December 31, 2009:

	2009
	Boise Inc.
	Q1	Q2	Q3	Q4	YTD
EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680
St. Helens mill restructuring	3,648	1,133	1,402	(378)	5,805
Change in fair value of energy hedges	2,191	(3,468)	(3,624)	(976)	(5,877)
Alternative fuel mixture credits	-	(75,337)	(59,572)	(72,698)	(207,607)
Loss on extinguishment of debt	-	-	-	44,102	44,102
EBITDA excluding special items	$58,562	$52,961	$66,195	$54,385	$232,103

EBITDA represents income (loss) before interest (change in fair value of interest rate derivatives, interest expense and interest income), income taxes, depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008; June 30, 2008; September 30, 2008; and December 31, 2008, and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$22,786	$(16,371)	$6,415	$(18,050)	$4,383	$(15,485)	$(22,737)
Change in fair value of interest rate derivatives	-	-	-	(510)	306	683	479
Interest expense	2	11,435	11,437	26,145	27,484	26,156	91,222
Interest income	(161)	(1,821)	(1,982)	(178)	(153)	(94)	(2,407)
Income tax provision (benefit)	563	(3,377)	(2,814)	14	(2,379)	(3,030)	(8,209)
Depreciation, amortization, and depletion	477	12,747	13,224	32,689	31,426	33,126	110,465
EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813

The following table reconciles EBITDA to EBITDA excluding special items for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 and for the combined three months ended March 31, 2008, and for the combined year ended December 31, 2008:

	2008
	Predecessor (a)	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD
EBITDA	$23,667	$2,613	$26,280	$40,110	$61,067	$41,356	$168,813
Impact of DeRidder outage	732	19,776	20,508	-	-	-	20,508
Inventory revaluation expense	-	6,560	6,560	3,699	-	-	10,259
Change in fair value of energy hedges	(37)	(204)	(241)	(3,666)	11,341	(26)	7,408
Hurricane losses	-	-	-	-	5,482	-	5,482
Gain on changes in supplemental pension plans	-	-	-	-	-	(2,914)	(2,914)
St. Helens mill restructuring	-	-	-	-	-	37,568	37,568
EBITDA excluding special items	$24,362	$28,745	$53,107	$40,143	$77,890	$75,984	$247,124

In September 2007, the Predecessor classified the assets in our Paper and Packaging segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets. The decreased depreciation and amortization costs are listed below for the Predecessor for the period January 1 through February 21, 2008:

	2008
	Predecessor (a)	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD
Paper	$9,367					$9,367
Packaging	6,919					6,919
Corporate and Other	256					256
	$16,542					$16,542

The following tables reconcile total debt to net total debt by quarter for 2010 and 2009:

	2010
	Q1	Q2	Q3	Q4
Current portion of long-term debt	$ 16,663
Long-term debt, less current portion	775,581
Total debt	792,244
Less cash and cash equivalents and short-term investments	(98,300)
Net total debt	$ 693,944

	2009
	Q1	Q2	Q3	Q4
Current portion of long-term debt	$ 7,479	$ 14,890	$ 22,235	$ 30,711
Long-term debt, less current portion	967,340	939,929	932,517	785,216
Notes payable	69,229	71,955	74,788	-
Total debt	1,044,048	1,026,774	1,029,540	815,927
Less cash and cash equivalents and short-term investments	(27,510)	(125,108)	(247,614)	(79,416)
Net total debt	$ 1,016,538	$ 901,666	$ 781,926	$ 736,511

(a)	Predecessor information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.